                                                               EXHIBIT 10.8


                               AGREEMENT TO LEASE
                               ------------------


     THIS AGREEMENT TO LEASE (this "Agreement") is entered into as of the ____
                                    ---------
day of March, 1996, by and between HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust ("HPT"), and GARDEN HOTEL ASSOCIATES II LIMITED
                          ---
PARTNERSHIP, a Texas limited partnership ("Tenant").
                                           ------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to a Purchase and Sale Agreement, dated as of March 5, 1996 (the "Purchase Agreement"), by and between HPT and Garden Hotel Associates
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Limited Partnership, a Texas limited partnership ("GHALP"), HPT, either directly
                                                   -----
or through a wholly owned subsidiary, is planning to acquire those certain properties, as more particularly described in the Purchase Agreement; and

     WHEREAS, subject to and upon the terms and conditions set forth in this Agreement, pursuant to a Lease Agreement in the form attached hereto as Exhibit
                                                                        -------
A (the "Lease"), HPT has agreed to lease to Tenant, and Tenant has agreed to
-       -----
lease from HPT, all of the Properties (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in the Purchase Agreement and/or the Lease);

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Agreement to Lease.  Subject to and upon the terms and conditions
         ------------------
hereinafter set forth, on the date on which HPT acquires fee simple title to each of the Fee Properties and the ground tenant's interest with respect to the Ground Lease Properties, HPT and Tenant shall each execute and deliver a Lease with respect to each of the Properties and such date shall be the Commencement Date under each such Lease.

     2.  Base Rent.  The base rent payable under all of the Leases shall be a
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monthly aggregate amount equal to One Million One Hundred Thirty-Three Thousand
Three Hundred Thirty-Four Dollars ($1,133,334). Prior to execution of the Leases, HPT and Tenant shall agree on an allocation of such base rent among the Properties based on the Allocable Purchase Prices thereof.

     3.  Representations of Tenant, Etc.  As an inducement to HPT to enter into
         -------------------------------
this Agreement, Tenant hereby represents and warrants to HPT that, as of the Closing Date:

     (1) Status and Authority of Tenant.  Tenant is a limited partnership duly
         ------------------------------
organized, validly existing and in good standing under the laws of the State of Texas. Each of the general partner of Tenant and its general partner is a corporation duly organized, validly existing and in corporate good standing under the laws of its state of incorporation. Each of Tenant, the general partner of Tenant and its general partner has all requisite power and authority under the laws of its state of formation and its respective charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Each of Tenant, the general partner of Tenant and its general partner has duly qualified to transact business in each jurisdiction in which the nature of the business conducted by it requires such qualification.

     (2) Action of Tenant.  Each of Tenant, the general partner of Tenant and
         ----------------
its general partner has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Tenant on or prior to the Closing Date, such document shall constitute the valid and binding obligation and agreement of Tenant, enforceable against Tenant and such general partners in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding may be brought.

     (3) No Violations of Other Agreements, Etc.  Except as otherwise disclosed
         ---------------------------------------
in writing to HPT prior to the end of the Review Period under the Purchase Agreement, neither the execution and delivery of this Agreement or the Leases by Tenant, nor compliance with the terms and provisions hereof or thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Tenant pursuant to the terms of any other indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which such entity may be a party or by which it or any of its properties may be bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

     (4) Judgments; Litigation.  Except as disclosed to HPT in writing prior to
         ---------------------
the end of the Review Period under the Purchase Agreement, there are no judgments presently outstanding and unsatisfied against Tenant or any of its properties, and neither Tenant nor any of its properties are involved in any material litigation at law or in equity, or any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could materially adverse effect on Tenant, and no such material litigation or proceeding is, to the knowledge of Tenant, threatened against Tenant, and no investigation looking toward such a proceeding has begun or is contemplated.

     (5) Disclosure.  To the knowledge of Tenant, neither this Agreement nor any
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other document, certificate or statement furnished to HPT by or on behalf of
Tenant, or any Affiliated Person as to Tenant, in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the knowledge of Tenant, there is no fact or condition which materially and adversely affects the business, operations, affairs, properties or condition of Tenant which has not been set forth in this Agreement or in the other documents, certificates or statements furnished to HPT in connection with the transactions contemplated hereby.

     Tenant's liability with respect to the representations and warranties set forth in this Agreement shall survive the Commencement Date for a period of one
(1) year.

     4.  Representations of HPT.  As an inducement to Tenant to enter into this
         ----------------------
Agreement, HPT hereby represents that, as of the Closing Date, HPT is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland, having all requisite power and authority to carry on its business as such business is presently being conducted and to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. HPT's liability with respect to the representations and warranties set forth in this Agreement shall survive the Commencement Date for a period of one (1) year.

     5.  Additional Tenant Obligations.  On or before the Commencement Date,
         -----------------------------
Tenant shall cause each of the following to be delivered to HPT (the obligation of HPT to enter into the Leases being subject to such delivery):

     (1) A pledge and security agreement with respect to all tangible personal property used in connection with the operation of the Properties, including, without limitation, the FF&E Reserve, such pledge and security agreement to create a first lien and security interest in such property and to be otherwise in form and substance reasonably acceptable to HPT;

     (2) Such financing statements as HPT may reasonably require to perfect the interests and liens granted pursuant to the pledge and security agreement described in paragraph (a) above;

     (3) A pledge and security agreement with respect to all of partnership interests of Tenant, which lien Landlord agrees to subordinate to the lien of a Lending Institution therein as provided in the Leases;

     (4) Such financing statements as HPT may reasonably require to perfect the interests and liens granted pursuant to the pledge and security agreement described in paragraph (c) above; and

     (5) Any other Incidental Documents required by the Lease.

     6.  Condition Precedent.  The obligations of the parties hereunder shall be
         -------------------
subject to the consummation of the transactions contemplated by the Purchase Agreement.

     7.  Notices.  All notices required or desired to be given hereunder shall
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be given in the manner provided in Section 11.4 of the Purchase Agreement.

     8.  Assignment.  Except as would otherwise be permitted pursuant to the
         ----------
Lease, Tenant shall not assign or transfer, directly or indirectly, its rights under this Agreement without the prior written consent of HPT, which consent may be given or withheld by HPT in HPT's sole discretion. HPT shall not assign or transfer, directly or indirectly, its rights under this Agreement other than to a wholly owned subsidiary of HPT without the prior written consent of Tenant, which consent may be given or withheld by Tenant in Tenant's sole discretion.

     9.  Default.
         -------

     (1) Default by Tenant.  If Tenant shall have made any representation or
         -----------------
warranty herein which shall be untrue or misleading in any material respect, or if Tenant shall fail to perform any of the covenants and agreements contained herein to be performed by Tenant and such failure continues for a period of ten
(10) days after notice thereof from HPT, HPT may terminate this Agreement and/or pursue any and all remedies available to HPT at law or in equity, including, but not limited to, a suit for specific performance or other equitable relief; provided, however, that (i) any termination by HPT of this Agreement shall, at
--------  -------
GHALP's option, cause a termination of the Purchase Agreement and (ii) Tenant's liability for a breach of this Agreement shall terminate one year following the Commencement Date. A default by Tenant under this Agreement shall be deemed a default by GHALP under the Purchase Agreement.

     (2) Default by HPT.  If HPT shall have made any representation or warranty
         --------------
herein which shall be untrue or misleading in any material respect, or if HPT shall fail to perform any of the covenants and agreements contained herein to be performed by it and such failure shall continue for a period of ten (10) days after notice thereof from Tenant, Tenant may terminate this Agreement and/or pursuant any and all remedies available to Tenant at law or in equity, including, but not limited to, a suit for specific performance or other equitable relief; provided, however, that (i)
                                                    --------  -------
any termination by Tenant of this Agreement shall, at HPT's option, cause a termination of the Purchase Agreement and (ii) HPT's liability for a breach of this Agreement shall terminate one year following the Commencement Date. A default by HPT under this Agreement shall be deemed a default by HPT under the Purchase Agreement.

     10.  Miscellaneous.
          -------------

     (1) Expenses.  Tenant shall pay its and HPT's expenses incident to the
         --------
negotiation, preparation and carrying out of this Agreement, including, without limitation, all fees and expenses of counsel, other than the fees of Sullivan & Worcester. Tenant shall also pay the cost of all recording fees, transfer fees and other like costs and expenses incident to this Agreement.

     (2) Publicity.  The parties agree that no party shall, with respect to this
         ---------
Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public pronouncements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated to any third party without the consent of the other party. No party or its employees shall trade in the securities of any parent or Affiliated Person of HPT or Tenant until a public announcement of the transactions contemplated by this Agreement has been made.

     (3) Performance on Business Days.  In the event the date on which
         ----------------------------
performance or payment of any obligation of a party required hereunder is other than a Business Day, the time for payment or performance shall automatically be extended to the first Business Day following such date.

     11.  Applicable Law, Etc.  This Agreement shall be interpreted, construed,
          -------------------
applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or
(vii) any combination of the foregoing.

     To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as is provided by law; and the parties consent to the jurisdiction of said court or courts located in The Commonwealth of Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

     12.  Modification of Agreement.  No modification or waiver of any provision
          -------------------------
of this Agreement, nor any consent to any departure by any party therefrom, shall in any event be effective unless the same shall be in writing and signed by the other, and such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

     13.  Waiver of Rights.  Neither any failure nor any delay on the part of
          ----------------
any party in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any right, power or privilege.

     14.  Severability.  In case any one or more of the provisions contained in
          ------------
this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and this Agreement shall thereupon be reformed and construed and enforced to the maximum extent permitted by laws.

     15.  Entire Contract.  This Agreement, including all annexes and exhibits
          ---------------
hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the transactions contemplated hereby, including, without limitation, any letter of intent or commitment letter.

     16.  Counterparts; Headings.  This Agreement may be executed in two or more
          ----------------------
counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Headings in this Agreement are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

     17.  Binding Effect.  All the terms and provisions of this Agreement shall
          --------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     18.  Nonliability of Trustees, Etc.  THE DECLARATION OF TRUST ESTABLISHING
          ------------------------------
HPT, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"),
                                                                 -----------
IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HOSPITALITY PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT. ALL PERSONS DEALING WITH HPT, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HPT FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

     19.  Nonrecourse.  Nothing contained in this Agreement shall be construed
          -----------
to impose any liabilities or obligations on Wyndham or any of its shareholders for the payment or performance of the obligations or liabilities of Tenant hereunder or under the Leases.

     IN WITNESS WHEREOF, HPT and Tenant have executed this Agreement under seal as of the date above first written.

                    HOSPITALITY PROPERTIES TRUST


                    By:
                       -----------------------------------
                         Its:
                             -----------------------------

                    GARDEN HOTEL ASSOCIATES II LIMITED PARTNERSHIP

                    By:  Garden Hotel Partners L.P.,
                         General Partner

                         By:  Garden Hotel Corporation
                              No. 2, General Partner


                              By:
                                 ---------------------------
                                 Its:
                                     -----------------------

                                   EXHIBIT A
                                   ---------

                                 Form of Lease
                                 -------------

                              [See attached copy.]